EXHIBIT 99.1
Talend Reports First Quarter 2021 Financial Results
Record quarterly revenue of $79.9 million
Record Cloud ARR of $119.3 million, up 95% year-over- year

Redwood City, Calif., May 5, 2021 - Talend (NASDAQ: TLND), a global leader in data integration and data integrity, announced today financial results for the first quarter ended March 31, 2021.

First Quarter 2021 Financial Results:
•Total revenue of $79.9 million, up 17% year-over-year
•Annual Recurring Revenue (“ARR”) of $291.5 million, up 19% year-over-year or 14% on a constant currency basis
•Cloud ARR of $119.3 million, up 95% year-over-year or 88% on a constant currency basis, which includes $2.8 million of migrations in the first quarter
•Subscription revenue of $72.4 million, up 19% year-over-year or 14% on a constant currency basis
•GAAP operating loss of $21.6 million
•Non-GAAP operating loss of $3.3 million
•Dollar-based net expansion rate of 108% on a constant currency basis

“We are pleased to report a strong start to 2021, with better-than-expected first quarter results, including record revenue of $79.9 million, representing 17% year-over-year growth, which was fueled by our record cloud ARR of $119.3 million, representing 95% year-over-year growth.” said Christal Bemont, Chief Executive Officer of Talend. “We are excited to enter a new chapter for our company, with the planned acquisition by Thoma Bravo, and we will continue to focus on our strategy to transition into the cloud, and further extend Talend’s position as a leader in the cloud data market.”

Recent Business Highlights:
•Announced planned acquisition by Thoma Bravo in a $2.4 billion transaction in a cash tender offer of $66.00 per share
•Surpassed 6,500 total customers and 4,800 cloud customers in the first quarter
•Hosted its annual Partner Summit and awarded its Partner of the Year in recognition of select partners from around the globe
•Announced the native integration of Stitch with Amazon Redshift Console, which fully enables integration with AWS customers to rapidly integrate multiple data sources into a secure platform

Conference Call:
Talend will not host a conference call due to the planned acquisition by Thoma Bravo announced on March 10, 2021.

Non-GAAP Financial Measures and Key Business Metrics:

Our consolidated financial statements are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”). This press release contains financial measures that are not calculated in accordance with GAAP. Our management evaluates and makes operating decisions using various performance measures. In addition to our GAAP results, we also present non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, operating loss, net loss, net loss per share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of our performance. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our fiscal first quarter 2021 results included in this press release.

Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net loss, and non-GAAP net loss per share are exclusive of certain items not related to our ongoing core operating results as viewed by management and thereby facilitate management’s review of the comparability of our core operating results on a period-to-period basis. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to providing meaningful supplemental information regarding operating performance, these measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies.

There are material limitations associated with the use of non-GAAP financial measures because they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. The definitions of our non-GAAP measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may utilize metrics that are not similar to ours. To compensate for these limitations, we analyze current and future results on a GAAP basis as well as a non-GAAP basis and provide specific information regarding the GAAP items excluded from these non-GAAP financial measures.

In calculating the above non-GAAP financial measures, management specifically adjusted for the following excluded items:

1)Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from us.
2)Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.
3)Other expenses. We excluded from our non-GAAP results the expense incurred as part of pending Thoma Bravo acquisition of $5.7 million for the three months ended March 31, 2021. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We also excluded from our non-GAAP results the amortization of debt discount and debt issuance costs resulting from issuance of the 1.75% Convertible Senior Notes due September 1, 2024 of $1.4 million for the three months ended March 31, 2021. These expenses are non-cash charges and are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

In addition, we calculate and present the following non-GAAP financial measures and key business metrics:

1)Free cash flow is a non-GAAP measure defined as net cash from (used in) operating activities less cash used in investing activities for acquisition of property and equipment. We believe the disclosure of free cash flow provides useful information to understanding and evaluating our core operating performance and trends.
2)Subscription revenue growth on a constant currency basis is a non-GAAP measure that represents subscription revenue adjusted to exclude foreign currency effects. Subscription revenue on a constant currency basis is calculated by applying the average monthly currency rates for each month in the comparative period to the corresponding month in the current period. We believe the disclosure of subscription revenue in constant currency provides useful supplementary information to investors considering potential significant fluctuations in currency rates.
3)Annual Recurring Revenue (“ARR”) is a key metric defined as the annualized recurring value of all active contracts at the end of a reporting period. ARR includes subscriptions for use of on-premise based products and SaaS offerings and excludes original equipment manufacturer ("OEM") sales. Both multi-year contracts and contracts with terms less than one year are annualized by dividing the total committed contract value by the number of months in the subscription term and then multiplying by twelve. Management uses ARR to monitor the growth of our subscription business. We believe the disclosure of ARR provides investors greater clarity into our results given it is not affected by revenue recognition differences between our on-premise and cloud-based offerings, accounting changes, or contract duration.
4)Cloud Annual Recurring Revenue (“Cloud ARR”) is a key metric defined as the annualized recurring value of all active cloud-based subscription contracts at the end of a reporting period and excludes OEM sales. Both multi-year contracts and contracts with terms less than one year are annualized by dividing the total committed contract value by the number of months in the subscription term and then multiplying by twelve. Management uses Cloud ARR to monitor the growth of our cloud subscription business. We believe providing the metric enables investors to better understand our shift to cloud.
5)Dollar-based net expansion rate is a key metric calculated by dividing our recurring customer revenue by our base revenue. We define base revenue as the subscription revenue we recognized from all customers during the four quarters ended one year prior to the date of measurement. We define our recurring customer revenue as the subscription revenue we recognized during the four quarters ended on the date of measurement from the same customer base included in our measure of base revenue, including revenue resulting from additional sales to those customers. The analysis excludes revenue derived from our OEM sales. Management monitors this as an indicator of the stability of our revenue base and the long-term value of our customer relationships. Likewise, we believe the disclosure of dollar-based net expansion rate provides similarly useful information to investors.
6)Customer Acquisition Costs ("CAC") is a non-GAAP measure defined as our trailing twelve month non-GAAP sales and marketing expenses, which excludes share-based compensation expense and other expenses, divided by the year-over-year change in total ARR. We believe that CAC effectively measures the cost required to generate a dollar of net new business and provides useful insight to our investors about the efficiency of our sales and marketing activities.

Important Additional Information and Where to Find It
In connection with the proposed acquisition of Talend S.A. ("Talend") by Tahoe Bidco (Cayman), LLC, an exempted company incorporated under the laws of the Cayman Islands ("Parent"), Parent will commence, or will cause to be filed, a tender offer for all of the outstanding shares, American Depositary Shares, and other outstanding equity interests of Talend. The tender offer has not commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of Talend. It is also not a substitute for the tender offer materials that Parent will file with the Securities and Exchange Commission (the "SEC") upon commencement of the tender offer. At the time that the tender offer is commenced, Parent will file tender offer materials on Schedule TO with the SEC, and Talend will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY TALEND'S SECURITY HOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer materials and the solicitation/recommendation statement will be made available to Talend's investors and security holders free of charge. A free copy of the tender offer materials and the solicitation/recommendation statement will also be made available to all of Talend's investors and security holders by contacting Talend at ir@talend.com, or by visiting Talend's website (www.talend.com). In addition, the tender offer materials and the solicitation/recommendation statement (and all other documents filed by Talend with the SEC) will be available at no charge on the SEC's website (www.sec.gov) upon filing with the SEC. TALEND'S INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY PARENT OR TALEND WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, PARENT AND TALEND.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “likely,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other similar terms or expressions or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the quotations of management, our prospects for future growth, position as a leader in the cloud data market, and the expected completion of the proposed acquisition by Thoma Bravo. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those expressed or implied by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances, including, without limitation, general economic conditions, including the impact on economic conditions of the novel coronavirus (“COVID-19”) pandemic; the impact of COVID-19 on demand for our solutions, and our business, operations, customers, third-party partners and employees; our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products, including conversion of leads to sales; our ability to successfully transition to the cloud; the impact of the transition to cloud-based offerings on our professional services revenue; our ability to retain and increase sales to existing customers and generate new customers; market demand for data integration and integrity solutions; the growth of the market for cloud-based offerings; interruptions or performance problems associated with our technology and infrastructure; competition from other products and services; the length and predictability of our sales cycle; our ability to deliver high-quality customer support; any security incidents or breaches or perceptions of security incidents or breaches; our ability to hire, train, and retain highly skilled and qualified employees, including senior-level managers, engineers, and our ability to expand and train our sales force; the performance of our channel partners; our success in sustaining and expanding our international business; our ability to generate significant volumes of sales leads from digital and virtual marketing efforts; the seasonality of our business; our ability to protect our intellectual property, including trade secrets, patents and copyrights; costs resulting from any claim of infringement or other violations by us of another party’s intellectual property rights; our ability to comply with government laws and regulations; natural, man-made and other disasters, including pandemics; general market, political, economic and business conditions, including the fluctuation of foreign currency exchange rates and exposure to political, economic and social events in France, the United States, United Kingdom, China and other jurisdictions in which we operate and have customers; the potential failure to satisfy conditions to the completion of the proposed acquisition by Thoma Bravo due to the failure to receive a sufficient number of tendered shares in the tender offer; the failure to obtain necessary regulatory or other approvals; the outcome of legal proceedings that may be instituted against Talend and/or others relating to the transaction; the possibility that competing offers will be made; risks associated with acquisitions, such as the risk that the transaction may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; and the effects of the proposed acquisition of us by entities affiliated with Thoma Bravo on, among other things, our performance, operations, and relationships with employees, suppliers and customers, which could be exacerbated by any delay or abandonment of the proposed transaction.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, and the foregoing list of factors is not exhaustive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our most recently filed report on Form 10-K and subsequent filings. Our SEC filings are available on the Investor Relations section of our website at https://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not undertake, and specifically disclaim, any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based.

About Talend
Talend (NASDAQ: TLND), a leader in data integration and data integrity, is changing the way the world makes decisions.
Talend Data Fabric is the only platform that brings together all the data integration and governance capabilities to simplify every aspect of working with data. Talend delivers complete, clean, and uncompromised data in real-time to all. This unified approach to data has made it possible to create the Talend Trust Score(TM), an industry-first innovation that instantly assesses the reliability of any dataset to bring clarity and confidence to every decision.
Over 6,500 customers across the globe have chosen Talend to run their businesses on trusted data. Talend is recognized as a leader in its field by leading analyst firms and industry media. For more information, please visit www.talend.com and follow us on Twitter: @Talend.
Investor Contact:
Damaari Drumright
Vice President, Treasury and Investor Relations
ddrumright@talend.com
650-667-5160

Media Contact:
Chris Taylor
Vice President, Corporate Communications
Ctaylor@Talend.com
650-268-5024

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Revenue
Subscriptions	$72,375	$60,909
Professional services	7,543	7,210
Total revenue	79,918	68,119
Cost of revenue
Subscriptions	11,834	8,024
Professional services	6,184	6,741
Total cost of revenue	18,018	14,765
Gross profit	61,900	53,354
Operating expenses
Sales and marketing	42,627	38,253
Research and development	20,984	15,934
General and administrative	19,893	15,655
Total operating expenses	83,504	69,842
Loss from operations	(21,604)	(16,488)
Interest income (expense), net	(2,084)	(1,805)
Other income (expense), net	584	198
Loss before benefit (provision) for income taxes	(23,104)	(18,095)
Benefit (provision) for income taxes	(122)	(47)
Net loss	$(23,226)	$(18,142)

Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.72)	$(0.58)

Weighted-average shares outstanding used to compute net loss per share attributable to ordinary shareholders:	32,218	31,180

TALEND S.A.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	March 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$172,996	$162,855
Accounts receivable, net of allowance for doubtful accounts	61,047	95,967
Deferred commissions, current	12,753	12,771
Other current assets	10,931	11,150
Total current assets	257,727	282,743
Non-current assets:
Deferred commissions, non-current	26,530	26,889
Operating lease right-of-use assets	33,717	35,987
Property and equipment, net	9,054	9,273
Goodwill	50,010	50,294
Intangible assets, net	8,184	9,236
Other non-current assets	4,802	5,308
Total non-current assets	132,297	136,987
Total assets	$390,024	$419,730
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,493	$2,760
Accrued expenses and other current liabilities	37,834	46,720
Contract liabilities - deferred revenue, current	149,182	160,215
Operating lease liabilities, current	4,875	4,798
Total current liabilities	196,384	214,493
Non-current liabilities:
Deferred income taxes	299	345
Other non-current liabilities	2,106	2,197
Contract liabilities - deferred revenue, non-current	10,802	12,590
Operating lease liabilities, non-current	31,157	33,251
Long-term debt	142,885	148,129
Total non-current liabilities	187,249	196,512
Total liabilities	383,633	411,005

STOCKHOLDERS' EQUITY
Ordinary shares, par value €0.08 per share; 32,572,335 and 32,010,526 shares authorized, issued and outstanding, respectively	3,349	3,295
Additional paid-in capital	384,511	366,508
Accumulated other comprehensive income	(106)	(2,941)
Accumulated losses	(381,363)	(358,137)
Total stockholders’ equity	6,391	8,725
Total liabilities and stockholders’ equity	$390,024	$419,730

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net loss for the period	$(23,226)	$(18,142)
Adjustments to reconcile net loss to net cash (used in) from operating activities:
Depreciation	1,022	816
Amortization of intangible assets	938	1,321
Amortization of debt discount and issuance costs	1,429	1,266
Amortization of deferred commissions	3,464	2,827
Non-cash operating lease cost	1,825	1,498
Unrealized (gain) foreign exchange	(2,219)	(615)
Accrued interest on convertible debt	737	677
Share-based compensation	11,632	10,329
Changes in operating assets and liabilities:
Accounts receivable	33,359	27,834
Deferred commissions	(3,594)	(2,338)
Other assets	347	1,103
Accounts payable	1,823	(2,599)
Accrued expenses and other current liabilities	(8,438)	(8,767)
Contract liabilities - deferred revenue	(9,624)	(10,878)
Operating lease liabilities	(1,808)	(1,484)
Net cash from operating activities	7,667	2,848
Cash flows from investing activities:
Acquisition of property and equipment	(1,081)	(2,449)
Net cash used in investing activities	(1,081)	(2,449)
Cash flows from financing activities:
Proceeds from issuance of ordinary shares related to exercise of stock awards	3,626	1,604
Proceeds from issuance of ordinary shares related to employee stock purchase plan	2,799	2,287
Repayment of borrowings	—	(5)
Net cash from financing activities	6,425	3,886
Net increase in cash and cash equivalents	13,011	4,285
Cash and cash equivalents at beginning of the period	162,855	177,075
Effect of exchange rate changes on cash and cash equivalents	(2,870)	(3,548)
Cash and cash equivalents at end of the period	$172,996	$177,812

TALEND S.A.
GAAP to non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit:	$61,900	$53,354

GAAP subscriptions gross profit:	$60,541	$52,885
Share-based compensation expense	989	248
Non-GAAP subscriptions gross profit	$61,530	$53,133

GAAP professional services gross profit:	$1,359	$469
Share-based compensation expense	470	406
Non-GAAP professional services gross profit	$1,829	$875

Non-GAAP gross profit:	$63,359	$54,008

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses:	$(83,504)	$(69,842)

GAAP sales and marketing:	$(42,627)	$(38,253)
Share-based compensation expense	4,028	2,454
Other expenses	—	634
Non-GAAP sales and marketing	$(38,599)	$(35,165)

GAAP research and development:	$(20,984)	$(15,934)
Share-based compensation expense	2,602	2,957
Amortization of acquired intangible assets	938	908
Non-GAAP research and development	$(17,444)	$(12,069)

GAAP general and administrative:	$(19,893)	$(15,655)
Share-based compensation expense	3,543	4,264
Amortization of acquired intangible assets	—	413
Other expenses	5,748	440
Non-GAAP general and administrative	$(10,602)	$(10,538)

Non-GAAP operating expenses:	$(66,645)	$(57,772)

TALEND S.A.
GAAP to non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Reconciliation of GAAP operating loss to non-GAAP operating loss:
GAAP operating loss:	$(21,604)	$(16,488)
Share-based compensation expense	11,632	10,329
Amortization of acquired intangible assets	938	1,321
Other expense	5,748	1,074
Non-GAAP operating loss:	$(3,286)	$(3,764)

Reconciliation of GAAP net loss to non-GAAP net loss:
GAAP net loss:	$(23,226)	$(18,142)
Share-based compensation expense	11,632	10,329
Amortization of acquired intangible assets	938	1,321
Other expense	7,177	2,340
Non-GAAP net loss:	$(3,479)	$(4,152)

GAAP and non-GAAP weighted-average shares outstanding	32,218	31,180

GAAP loss per share:	$(0.72)	$(0.58)
Non-GAAP loss per share:	$(0.11)	$(0.13)

Free cash flow:
Net cash from operating activities	$7,667	$2,848
Less: Acquisition of property and equipment	1,081	2,449
Free cash flow	$6,586	$399

	Three Months Ended March 31,
Constant currency reconciliation:	2021	2020
Subscriptions revenue as reported	$72,375	$60,909
Conversion impact U.S. dollar/other currencies	(3,103)	—
Subscriptions revenue on constant currency basis	$69,272	$60,909